                                               ADVISOR'S FUND
================================================================================
                                               SEMI-ANNUAL REPORT

                                               January 31, 2000

                                               Investment Advisor to
                                               the Advisor's Fund

                                               The Private Consulting Group
                                               [PCG LOGO]

                                               *  PCG Growth Series

                                               *  SIM Conservative Growth Series

                                               [SBG LOGO]
                                               The Security Benefit
                                               Group of Companies

PCG GROWTH SERIES
MARCH 15, 2000


[PHOTOGRAPH OF TOD BILLINGS]
Tod Billings
Portfolio Manager

Despite rising interest rates, the U.S. economy continued to outpace expectations during the final quarter of 1999, and major stock indices closed out the year at record high levels. With unemployment at a 30-year low and company pricing power highly restrained, consumers propelled the economy forward. Rising interest rates kept financial stocks under pressure, but failed to quench investor appetite for high P/E telecommunications and technology stocks. Investor demand for these stocks drove the Nasdaq return up over 85% breaking the Dow's all time one-year return of 81% set in 1915.

Although stock indices hit record levels, market breadth was narrow as more issues lost ground than advanced. In fact, approximately 60% of the S&P 500 and NYSE stocks were priced lower at the end of 1999 than they were at the beginning of the year. Robert Farrell, Chief Market Strategist for Merrill Lynch recently reported that of the stocks followed by Merrill, the stocks without earnings were up 52% last year; stocks with earnings were down for the year. Amid this environment, the PCG Growth series underperformed its primary benchmark, the S&P 500, for the period July 31, 1999 to January 31, 2000, finishing down 4.1% versus a 5.6% return for the index.*

One example of the narrowness and fickleness of the market can be seen in the performance of one of our core holdings, Freddie Mac. Earnings for the company were up a very solid 27% for 1999, but the price of the stock declined 27%. These examples unfortunately were far too common in what was the investing environment of 1999. The increasing volatility of stock prices does not concern us. In fact, we welcome it as we believe that greater volatility leads to more efficient pricing, which spells investment opportunity.

During the second half of the year, some of the new equity positions we have established are: Altera Corporation, a leading maker of high-density programmable logic devices (PLDs) , standard integrated circuits that customers program using software also provided by Altera. CTS Corporation, which is a vital part of the component industry. It makes electronic components and component assemblies for the automotive, computer, and communications industries. Avery Dennison Corporation, a global leader in the making of adhesive labels used on packaging, mailers, and other items. Some of the companies which we sold our stake in were U.S. Bancorp, Keycorp, Merck & Company, Inc., and Abbott Laboratories. The Fund remains heavily weighted in the financial services industry; however, second half activity saw us increase our exposure to the technology sector.

We employ an investment approach that seeks to own companies with consistent operating histories that are trading below their intrinsic value. Core positions are established and held until economic prospects of the companies change or intrinsic value is reached. We have a commitment to a logical, thoughtful, business-like approach to investing. Our investment philosophy follows a set of principles that keeps in mind the concept of economic earnings power and cash return on investment viewed from the perspective of a business owner.

We invest in a concentrated group of businesses that we believe have sound long-term economic fundamentals and which are deemed to be undervalued at the time of purchase. With a concentrated portfolio, we expect the Fund to be more volatile than the market, especially during narrow market conditions.

We are grateful for your confidence and support, and are committed to doing our very best for you. We believe that the year 2000, while it may be a bit rocky at times should be rewarding to patient investors.

*Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Fund are available only through the purchase of such products.


Tod Billings
Portfolio Manager

PCG GROWTH SERIES
MARCH 15, 2000


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF JANUARY 31, 2000


                                            Since Inception
                                            ---------------
                     PCG Growth Series     -5.35% (4-15-99)


Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of Advisor's Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

SIM CONSERVATIVE GROWTH SERIES
MARCH 15, 2000


[PHOTOGRAPH OF GARY MILLER]
Gary Miller
Chief Investment Officer

The SIM Conservative Growth portfolio posted modest positive returns during the period July 31, 1999 through January 31, 2000. The 0.7%* gain for the portfolio trailed the total return of the S&P 500 index of large company U.S. stocks, but exceeded the total return of the Lehman Aggregate Bond Index, which continues to perform poorly as higher interest rates push bond prices lower.

THE ECONOMY

The U.S. economy raced ahead the last half of 1999. Gross Domestic Product (GDP) growth of 5.7% (at an annual rate) and 6.9% in the third and fourth quarters was much higher than the Federal Reserve Board's 2.5% to 3% comfort level. The unemployment rate fell from 4.3% to 4.0% during this period, reaching its lowest level in 30 years. Inflation, as measured by the Consumer Price Index, rose to 2.7% for the 12 months ended in January from only 2.1% six months earlier.

Internationally, growth and inflation are picking up around the world. In the European Community, the Gross Domestic Product rose at an annual rate of 3.9% during the third quarter, and picked up more steam heading into the end of the year. Inflation is rising in Europe, as well, with inflation running at a 1.7% rate in 1999 after a subdued 0.9% reading six months earlier. The Japanese economy continues to sputter but appears to be gradually improving. Although GDP fell in the third quarter, the economy did appear to be strengthening into the end of the year.

Strong economies, lead by the U.S., and rising inflation continue to trouble the Federal Reserve Board, which raised short-term interest rates three more times during the period. That's a total of four increases since last summer, and it looks like there are more increases to come.

EQUITY MARKETS

Equity markets were extremely volatile during the period, with concerns about Y2k problems, Federal Reserve Board tightening, and high overall equity valuations pulling most stocks down, while the excitement of the internet and numerous other technological advances dramatically pushed some technology stocks up over 100%. The S&P 500 returned 5.6% during the period, but more stocks declined than rose. This made it a quite difficult period for conservative investors, as large value stocks, the bastion of balanced funds, fell over 5%, while small growth stocks, lead by the technology sector, rose nearly 30%.

International markets outperformed U.S. stocks during the period as the Morgan Stanley Capital Europe, Australia, Far East (EAFE) index returned 11%. Japanese stocks once again outperformed European stocks. Emerging markets stocks continued their recovery from 1998's near collapse and rose 25% during the past six months.

The SIM Conservative Growth portfolio's allocation was conservative throughout the period, which dampened returns somewhat, but also dampened greatly the day-to-day volatility. We held this conservative allocation because we believed that many of the world's equity markets were fully or over-valued, the Federal Reserve Board was tightening credit by raising short-term interest rates, and we were concerned that market volatility would be extreme due to Y2k-related issues. We held a near minimum equity allocation throughout the period, broken down into about 20% large company U.S. stock funds, 5% small company U.S. stock funds, and 5% in diversified international stock funds. Big gains in Japan brought that market to a level where we believe an overweight position in Japan is no longer warranted. We therefore gradually eliminated our position in the T Rowe Price Japan fund during the period. In September we purchased a fund that specializes in Real Estate Investment Trusts (REITs) as REIT prices dropped to the point where yields now exceed 8%.

FIXED INCOME

On the fixed income side, interest rates rose throughout the period as the Federal Reserve Board raised short-term interest rates three times. Three-month T-bill yields rose a full 1% during the past six months and intermediate Government bond yields rose 0.80%, but long-term Government bond yields only rose 0.1% to 6.3%, causing a dramatic flattening of the yield curve. We started the period with a high allocation to short-term bond funds, but as yields rose, our allocation to longer-term funds increased. This moderately helped performance during the period. In January we added an allocation to inflation-indexed bonds. Inflation-indexed bonds are a relatively new asset type for U.S. investors which we are very excited about. Unlike most bonds, which can be ravaged by higher inflation, inflation-indexed bonds pay a yield over inflation; if inflation goes up, the yield goes up. Of course, during periods of declining inflation these bonds will not perform as well as normal bonds. But just in case we do see inflation start to rise (the "just-in-cases" are why we diversify our assets) these bonds will help the portfolio maintain its value.

SIM CONSERVATIVE GROWTH SERIES
MARCH 15, 2000


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF JANUARY 31, 2000


                                                  Since Inception
                                                  ---------------
               SIM Conservative Growth Series     1.90% (4-15-99)


Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of Advisor's Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

FUTURE PROSPECTS

We expect the Federal Reserve Board to continue raising short-term interest rates; this will continue to weigh on markets. However, the declines in markets around the world in early 2000 have improved valuations and the impact of Y2k is gradually fading. We therefore expect to be increasing our allocation to stocks around the world accordingly over the next few months. Of particular interest to us are the very beaten-down value stocks in the U.S. which are now below levels of nearly two years ago. Someday soon we believe investors will notice these stocks that are trading at historically low relative price-earnings ratios and begin to bid up their prices. We hope to take advantage of this when they do.

*Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Fund are available only through the purchase of such products.

SCHEDULE OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

PCG GROWTH SERIES
                                                       NUMBER
COMMON STOCKS                                         OF SHARES     MARKET VALUE
                                                      ---------     ------------
AEROSPACE/DEFENSE - 2.5%
Boeing Company .......................................   1,000       $   44,312

BANKS - MAJOR REGIONAL - 4.5%
Wells Fargo Company ..................................   2,000           80,000

COMMUNICATION EQUIPMENT - 4.2%
Tellabs, Inc.* .......................................   1,400           75,600

COMPUTER SOFTWARE/SERVICES - 3.4%
Electronics for Imaging, Inc.* .......................   1,300           60,938

ELECTRICAL EQUIPMENT - 9.5%
American Power Conversion Corporation* ...............   4,000          110,375
Black Box Corporation* ...............................   1,000           59,125
                                                                      ---------
                                                                        169,500

ELECTRONICS - DEFENSE - 3.1%
CTS Corporation ......................................     800           56,150

ELECTRONICS - SEMICONDUCTORS - 4.0%
Altera Corporation* ..................................   1,100           72,325

FINANCIAL - DIVERSE - 21.7%
American Express Company .............................     700          115,368
Berkshire Hathaway, Inc.* (Cl. A) ....................       1           51,200
Berkshire Hathaway, Inc.* (Cl. B) ....................      22           36,212
Fannie Mae ...........................................   1,400           83,913
Freddie Mac ..........................................   2,000          100,375
                                                                      ---------
                                                                        387,068

HEALTH CARE - DIVERSE - 4.4%
Johnson & Johnson ....................................     900           77,456

HEALTH CARE - PHARMACEUTICALS - MAJOR - 4.5%
Pfizer, Inc. .........................................   2,200           80,025

MANUFACTURING - SPECIALIZED - 2.7%
Avery Dennison Corporation ...........................     700           47,425

MANUFACTURING - DIVERSIFIED - 7.0%
Honeywell International, Inc. ........................   1,500           72,000
Myers Industries, Inc. ...............................   4,000           53,000
                                                                      ---------
                                                                        125,000

PHOTOGRAPHY/IMAGING - 1.8%
Analytical Surveys, Inc.* ............................   3,700           31,450

RETAIL - GENERAL MERCHANDISE - 6.0%
Costco Wholesale Corporation* ........................   2,200          107,663

SERVICES - ADVERTISING/MARKETING - 5.8%
Omnicom Group, Inc. ..................................   1,100          103,056

SERVICES - COMMERCIAL & CONSUMER - 3.8%
High Speed Access Corporation* .......................   1,000           18,188
Labor Ready, Inc.* ...................................   6,000           49,875
                                                                      ---------
                                                                         68,063

TEXTILES - APPAREL - 3.5%
Jones Apparel Group, Inc.* ...........................   2,800           61,600
                                                                      ---------
Total common stocks - 92.4% ..........................                1,647,631

GOVERNMENT SECURITIES

U.S. GOVERNMENT SECURITIES - 7.1%
U.S. Treasury Strip, 0.0% - 2009 ..................... 230,000          125,784
                                                                      ---------
Total government securities - 7.1% ...................                  125,784
                                                                      ---------
Total investments - 99.5% ............................                1,773,415
Cash and other assets, less liabilities - 0.5% .......                    8,710
                                                                      ---------
Total net assets - 100.0% ............................               $1,782,125
                                                                      =========

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

SIM CONSERVATIVE GROWTH SERIES
                                                       NUMBER
MUTUAL FUNDS                                          OF SHARES     MARKET VALUE
                                                      ---------     ------------
Columbia Real Estate Equity Fund .....................   1,290        $ 18,874
Dodge & Cox Income Fund ..............................  33,244         377,987
Montag and Caldwell Growth Fund ......................     589          19,294
Nations International Value Fund .....................   1,666          29,508
Oppenheimer Main Street Growth and Income Fund .......   1,867          74,925
PIMCO Low Duration Fund ..............................  10,302         100,754
PIMCO Real Return Bond Fund ..........................   7,518          72,551
T. Rowe Price Equity-Income Fund .....................   3,287          77,464
T. Rowe Price Small Capitalization Stock Fund ........     680          15,001
                                                                       -------
Total investments - 98.9% ............................                 786,358
Cash and other assets, less liabilities - 1.1% .......                   8,751
                                                                       -------
Total net assets - 100.0% ............................                $795,109
                                                                       =======

The identified cost of investments owned at January 31, 2000, was the same for federal income tax and financial statement purposes.

*Non-income producing security.

                            See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE SIX MONTHS ENDED JANUARY 31, 2000 (UNAUDITED)

                                                      PCG               SIM
                                                     GROWTH         CONSERVATIVE
                                                     SERIES        GROWTH SERIES
                                                     ------        -------------
ASSETS
Investments, at value (identified cost:
  $1,819,122 and $806,803, respectively) .......   $1,773,415        $786,358
Cash ...........................................      138,518           8,979
Receivables:
  Interest .....................................          550             225
  Dividends ....................................          406             ---
  Private Consulting Group, Inc. ...............          634           1,919
Prepaid expenses ...............................        1,030             173
                                                    ---------         -------
    Total assets ...............................    1,914,553         797,654
                                                    ---------         -------

LIABILITIES
Payable for:
  Securities purchased .........................   $  122,188        $    ---
  Fund shares redeemed .........................           94              42
  Management fees ..............................        1,160             510
  Custodian fees ...............................          500             165
  Transfer and administration fees .............           94              54
  Professional fees ............................        2,138           1,274
  Miscellaneous ................................        6,254             500
                                                    ---------         -------
    Total liabilities ..........................      132,428           2,545
                                                    ---------         -------
NET ASSETS .....................................   $1,782,125        $795,109
                                                    =========         =======
NET ASSETS CONSIST OF:
Paid in capital ................................   $1,881,942        $787,600
Accumulated undistributed net
  investment income (loss) .....................       (8,671)          7,330
Accumulated undistributed net realized
  gain (loss) on sale of investments ...........      (45,439)         20,624
Net unrealized depreciation
  in value of investments ......................      (45,707)        (20,445)
                                                    ---------         -------
    Total net assets ...........................   $1,782,125        $795,109
                                                    =========         =======

Capital shares outstanding .....................      188,132          77,993

Net asset value per share (net assets
  divided by shares outstanding) ...............        $9.47          $10.19
                                                    =========         =======

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2000 (UNAUDITED)

                                                       PCG              SIM
                                                      GROWTH       CONSERVATIVE
                                                      SERIES       GROWTH SERIES
                                                      ------       -------------
INVESTMENT INCOME:
  Dividends ......................................   $  6,049        $  1,535
  Interest .......................................      7,876          11,870
                                                      -------         -------
    Total investment income ......................     13,925          13,405

EXPENSES:
  Management fees ................................      6,735           2,189
  Custodian fees .................................        652             764
  Transfer/maintenance fees ......................        100              99
  Administration fees ............................      7,944           7,672
  Directors' fees ................................         32             ---
  Professional fees ..............................      6,336           4,069
  Reports to shareholders ........................         57              57
  Registration fees ..............................         67              67
  Service Plan Fees ..............................      4,490           1,460
  Other expenses .................................        112             ---
                                                      -------         -------
    Total expenses ...............................     26,525          16,377
  Less reimbursement of expenses .................     (3,929)         (9,008)
                                                      -------         -------
  Net expenses ...................................     22,596           7,369
                                                      -------         -------
    Net investment income (loss) .................     (8,671)          6,036

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from
  investment transactions ........................    (41,940)         10,744
Capital gain distributions from
  other investment companies .....................        ---           6,357
                                                      -------         -------
    Net realized gain (loss) .....................    (41,940)         17,101

Net change in unrealized depreciation
  during the period on investments ...............     (8,499)        (22,209)
                                                      -------         -------
  Net realized and unrealized loss ...............    (50,439)         (5,108)
                                                      -------         -------
    Net increase (decrease) in net assets
      resulting from operations ..................   $(59,110)           $928
                                                      =======         =======

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 2000 (UNAUDITED)

                                                       PCG              SIM
                                                      GROWTH        CONSERVATIVE
                                                      SERIES       GROWTH SERIES
                                                      ------       -------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income (loss) .................   $   (8,671)       $  6,036
  Net realized gain (loss) from
    investment transactions ....................      (41,940)         10,744
  Capital gain distributions from
    other investment companies .................          ---           6,357
  Net change in unrealized depreciation
    during the period on investments ...........       (8,499)        (22,209)
                                                    ---------         -------
    Net increase (decrease) in net
      assets resulting from operations .........      (59,110)            928

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ........................          ---             ---
  Net realized gains ...........................          ---             ---
                                                    ---------         -------
    Total distributions to shareholders ........          ---             ---

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ...      164,753         414,501
                                                    ---------         -------
      Total increase in net assets .............      105,643         415,429

NET ASSETS:
  Beginning of period ..........................    1,676,482         379,680
                                                    ---------         -------
  End of period ................................   $1,782,125        $795,109
                                                    =========         =======

  Accumulated undistributed net investment
    income (loss) at end of period .............   $   (8,671)       $  7,330
                                                    =========         =======

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JULY 31, 1999

                                                     PCG               SIM
                                                    GROWTH         CONSERVATIVE
                                                    SERIES*       GROWTH SERIES*
                                                    -------       --------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income (loss) ................   $   (1,367)       $  1,294
  Net realized gain (loss) from
    investment transactions ...................       (3,499)          3,302
  Capital gain distributions from
    other investment companies ................          ---             221
  Net change in unrealized appreciation
    (depreciation) during the period
    on investments ............................      (37,208)          1,764
                                                     -------         -------
    Net increase (decrease) in net assets
      resulting from operations ...............      (42,074)          6,581

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................          ---             ---
  Net realized gains ..........................          ---             ---
                                                   ---------         -------
    Total distributions to shareholders .......          ---             ---

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ..    1,718,556         373,099
                                                   ---------         -------
      Total increase in net assets ............    1,676,482         379,680

NET ASSETS:
  Beginning of period .........................          ---             ---
                                                   ---------         -------
  End of period ...............................   $1,676,482        $379,680
                                                   =========         =======

  Undistributed net investment income at
    end of period .............................         $---          $1,294
                                                   =========         =======

*Period April 15, 1999 (inception) through July 31, 1999.

FINANCIAL HIGHLIGHTS
JANUARY 31, 2000

SELECTED  DATA FOR EACH  SHARE OF  CAPITAL  STOCK  OUTSTANDING  THROUGHOUT  EACH
PERIOD.

                                                   FISCAL PERIOD ENDED JULY 31
                                                 -------------------------------
                                                 2000(c)(d)(e)     1999(b)(c)(d)
                                                 -------------     -------------
PCG GROWTH SERIES

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............   $ 9.87            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................    (0.05)            (0.01)
Net Gain (Loss) on Investments
  (Realized and Unrealized) .....................    (0.35)            (0.12)
                                                     -----             -----
Total from Investment Operations ................    (0.40)            (0.13)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..........      ---               ---
Distributions (from Capital Gains) ..............      ---               ---
                                                     -----             -----
  Total Distributions ...........................      ---               ---
                                                     -----             -----
NET ASSET VALUE END OF PERIOD ...................   $ 9.47            $ 9.87
                                                     =====             =====
TOTAL RETURN(a) .................................  (4.05)%           (1.30)%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............   $1,782            $1,676
Ratio of Expenses to Average Net Assets .........    2.50%             2.50%
Ratio of Net Income (Loss) to Average Net Assets   (0.95)%           (0.34)%
Portfolio Turnover Rate .........................      72%               26%

FINANCIAL HIGHLIGHTS
JANUARY 31, 2000

SELECTED  DATA FOR EACH  SHARE OF  CAPITAL  STOCK  OUTSTANDING  THROUGHOUT  EACH
PERIOD.

                                                   FISCAL PERIOD ENDED JULY 31
                                                 -------------------------------
                                                 2000(c)(d)(e)     1999(b)(c)(d)
                                                 -------------     -------------
SIM CONSERVATIVE GROWTH SERIES

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............   $10.12            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................     0.10              0.04
Net Gain (Loss) on Investments
  (Realized and Unrealized) .....................    (0.03)             0.08
                                                     -----             -----
Total from Investment Operations ................     0.07              0.12

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..........      ---               ---
Distributions (from Capital Gains) ..............      ---               ---
                                                     -----             -----
  Total Distributions ...........................      ---               ---
                                                     -----             -----
NET ASSET VALUE END OF PERIOD ...................   $10.19            $10.12
                                                     =====             =====
TOTAL RETURN(a) .................................    0.69%             1.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............     $795              $380
Ratio of Expenses to Average Net Assets .........    2.50%             2.50%
Ratio of Net Income to Average Net Assets .......    2.09%             1.42%
Portfolio Turnover Rate .........................      25%               44%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of Advisor's Fund are available only through the purchase of such products.

(b) PCG Growth Series and SIM Conservative Growth Series were initially offered on April 15, 1999, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses for PCG Growth Series and SIM Conservative Growth Series were reduced by The Private Consulting Group, Inc., the Investment Manager, during the period. Expense ratios absent such reimbursement would have been as follows:

                                                  1999      2000
                                                  ----      ----
               PCG Growth Series                  3.06%     2.94%
               SIM Conservative Growth Series     7.83%     5.58%

(d) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(e) Unaudited figures for the six months ended January 31, 2000. Percentage amounts for the period, except total return, have been annualized.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 (UNAUDITED)

   1. SIGNIFICANT ACCOUNTING POLICIES

   The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. The Fund offers four Series: PCG Growth Series, PCG Aggressive Growth Series, SIM Growth Series and the SIM Conservative Growth Series. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. As of January 31, 2000, PCG Growth and SIM Conservative Growth Series are the only Series which have commenced operations. Shares of the Fund will be sold only to separate accounts of Security Benefit Life Insurance Company. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

   A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value. Shares of open-end, management investment companies (mutual funds) in which the Series invest are valued at their respective net asset values. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at a fair value pursuant to methods established in good faith by the Board or Board of Directors of the underlying mutual fund. Money market funds in which the Series also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

   B. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions of short-term and long-term capital gains made by mutual funds in which a Series invests are recorded as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts on debt securities are not amortized.

   C. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

   D. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable net income and realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

   E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Management fees are payable to The Private Consulting Group, Inc. (PCG), the Investment Manager, under an investment advisory contract at an annual rate of
 .75% of the average daily net assets of each Series, computed on a daily basis.

   In addition, PCG may receive payments (up to a maximum of 1 percent of the public offering price) on purchases by the Series of shares issued by mutual funds which have a distribution and/or service plan.

   The Fund has adopted a Services Plan and related agreement for each Series of the Fund. The plan provides for each Series to pay an amount not to exceed, on an annual basis, .50% of the average daily net asset value of the shares of each Series of the Fund attributable to variable insurance contracts, or with respect to shares held by certain qualified retirement plans for which an authorized firm provides services.

   For the period ended January 31, 2000, PCG agreed to limit the total expenses of PCG Growth Series and SIM Conservative Growth Series to an annual rate of 2.5% of the average daily net asset value of each respective Series.

   For the period ended January 31, 2000, PCG also received $3,133 of brokerage commissions for the execution of purchases and sales of portfolio securities on behalf of the Series.

   The Fund has entered into contracts  with Security  Management  Company,  LLC
(SMC) for transfer agent services and certain other administrative services which SMC provides to the Fund. As the transfer agent SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

   As the administrative agent for the Fund, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Fund. For this service SMC receives, an annual accounting fee of the greater of $15,000 or 0.03% of the average daily net asset value of the Series and an annual administration fee of 0.045% of the daily net asset value of the Series calculated daily and payable monthly.

   Certain officers and directors of the Fund are also officers and/or directors of SMC.

   3. UNREALIZED APPRECIATION/(DEPRECIATION) OF INVESTMENT SECURITIES

   The gross amounts of unrealized appreciation (depreciation), for federal income tax purposes, as of January 31, 2000, were as follows:

                                                    PCG              SIM
                                                   GROWTH       CONSERVATIVE
                                                   SERIES       GROWTH SERIES
-----------------------------------------------------------------------------
Gross unrealized appreciation ................   $ 152,714        $  6,103
Gross unrealized depreciation ................    (198,421)        (26,548)
                                                  --------         -------
Net unrealized appreciation/(depreciation) ...   $ (45,707)       $(20,445)
                                                  ========         =======

   4. INVESTMENT TRANSACTIONS

   Investment transactions for the period ended January 31, 2000, (excluding overnight investments and short-term debt securities) were as follows:

                                                   PCG             SIM
                                                  GROWTH      CONSERVATIVE
                                                  SERIES      GROWTH SERIES
---------------------------------------------------------------------------
Purchases ....................................   $989,046       $495,025
Proceeds from sales ..........................    602,016         65,197

   5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Fund were as follows:

PCG GROWTH SERIES

                                AUGUST 1, 1999 TO           APRIL 15, 1999*
                                JANUARY 31, 2000            TO JULY 31, 1999
                              ---------------------     ------------------------
                              Shares       Dollars      Shares         Dollars
                              ------       -------      ------         -------
Shares sold ...............   24,536      $225,741      214,470      $2,182,407
Shares reinvested .........      ---           ---          ---             ---
Shares redeemed ...........   (6,331)      (60,988)     (44,543)       (463,851)
                              ------       -------      -------       ---------
Net increase ..............   18,205      $164,753      169,927      $1,718,556
                              ======       =======      =======       =========

SIM CONSERVATIVE GROWTH SERIES

                                 AUGUST 1, 1999 TO          APRIL 15, 1999*
                                  JANUARY 31, 2000          TO JULY 31, 1999
                               ---------------------     -----------------------
                               Shares       Dollars       Shares       Dollars
                               ------       -------       ------       -------
Shares sold ................   41,838      $428,412       52,045      $ 520,974
Shares reinvested ..........      ---           ---          ---            ---
Shares redeemed ............   (1,379)      (13,911)     (14,511)      (147,875)
                               ------       -------      -------       --------
Net increase ...............   40,459      $414,501       37,534      $ 373,099
                               ======       =======      =======       ========

*Date of inception

ADVISOR'S FUND OFFICERS AND DIRECTORS

DIRECTORS
---------
Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
James R. Schmank

OFFICERS
--------
John D. Cleland, President
James R. Schmank, Vice President
Richard K Ryan, Vice President
Amy J. Lee, Secretary
Brenda M. Harwood, Treasurer
Christopher D. Swickard, Assistant Secretary


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.